Neuberger Berman Advisers Management Trust
Supplement to the Summary Prospectuses and Prospectuses, each dated May 1, 2015, and Statement of Additional Information, dated May 1, 2015, as amended June 17, 2015

Guardian Portfolio

Arthur Moretti, co-portfolio manager to Guardian Portfolio (the “Fund”) has announced his decision to retire from the asset management business in February 2016.

Effective October 15, 2015, Charles Kantor will become the portfolio manager of the Fund and the Fund’s prospectuses, summary prospectuses and statement of additional information will be revised as follows:

All references to Mr. Moretti, Ingrid S. Dyott, Sajjad S. Ladiwala, and Mamundi Subhas are deleted in their entirety with respect to the Fund.

Additionally, effective October 15, 2015, the Fund’s prospectuses and summary prospectuses will be revised as follows:

The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for the Fund is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER
Charles Kantor is a Managing Director of NBM and NB LLC. He joined the firm in 2000 and has managed the Fund since October 2015.

The date of this supplement is September 10, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com